UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RCF Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

RCF ACQUISITION CORP.
(PERCEPTION CAPITAL CORP. IV)
3109 W. 50th Street, #207
Minneapolis, MN 55410
(952) 456-5300

___________________

PROXY STATEMENT FOR ANNUAL GENERAL MEETING
OF SHAREHOLDERS OF RCF ACQUISITION CORP.

Dear Shareholders:

You are cordially invited to attend the Annual General Meeting (the “Annual General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company which is in the process of being renamed as Perception Capital Corp. IV (the “Company,” “we,” “us” or “our”), to be held on January 16, 2024, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue, NW; Suite 300, Washington, DC 20001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2024 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 0286048#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. The accompanying proxy statement is dated December 30, 2023, and is first being mailed to shareholders of the Company on or about December 30, 2023.

Even if you are planning on attending the Annual General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Annual General Meeting. It is strongly recommended that you complete and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented at the Annual General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Annual General Meeting.

The Annual General Meeting is being held to consider and vote upon the following proposals:

•        Proposal No. 1 — Director Proposal — To elect, as an ordinary resolution, two individuals to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death. This proposal is referred to as the “Director Proposal;” and

•        Proposal No. 2 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of WithumSmith+Brown, PC, as our independent registered public accounting firm for the year ending December 31, 2023. This proposal is referred to as the “Auditor Proposal.”

Each of the Director Proposal and the Auditor Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Approval of the Director Proposal and the Auditor Proposal each requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Annual General Meeting or any adjournment thereof and entitled to vote on such matter.

The Board has fixed the close of business on December 28, 2023 (the “Record Date”) as the date for determining shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

Sincerely,
/s/ Scott Honour
Scott Honour
Chairman
December 30, 2023

This proxy statement is dated December 30, 2023
and is first being mailed to our shareholders with the form of proxy on or about December 30, 2023.

IMPORTANT

Whether or not you expect to attend the Annual General Meeting, you are respectfully requested by the Company’s Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Annual General Meeting.

RCF Acquisition Corp.
(Perception Capital Corp. IV)
3109 W. 50th Street, #207
Minneapolis, MN 55410
(952) 456-5300

NOTICE OF THE ANNUAL GENERAL MEETING
TO BE HELD ON JANUARY 16, 2024

NOTICE IS HEREBY GIVEN that an Annual General Meeting (the “Annual General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company”) that is in the process of being renamed as Perception Capital Corp. IV, will be held on January 16, 2024, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue, NW; Suite 300, Washington, DC 20001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2024 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 0286048#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. The Annual General Meeting will be held to consider and vote upon the following proposals:

Proposal No.    1 — Director Proposal — To elect, as an ordinary resolution, two individuals to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death. This proposal is referred to as the “Director Proposal;”

Proposal No.    2 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of WithumSmith+Brown, PC, as our independent registered public accounting firm for the year ending December 31, 2023. This proposal is referred to as the “Auditor Proposal.”

Only shareholders of record of the Company as of the close of business on December 28, 2023, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 10,727,671 Ordinary Shares issued and outstanding, including 10,727,670 Class A Ordinary Shares including 5,749,999 non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented at the Annual General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 1-206-870-856, or by emailing ksmith@advantageproxy.com.

By Order of the Board,
/s/ Scott Honour
Chairman of the Board of Directors December 30, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON JANUARY 16, 2024

This Notice of Annual General Meeting and Proxy Statement are available at
https://www.cstproxy.com/rcfacquisitioncorp/2024

i

RCF ACQUISITION CORP.
(PERCEPTION CAPITAL CORP. IV)
PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING
To Be Held at 10:30 a.m., Eastern Time, on January 16, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the Annual General Meeting of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), and any adjournments and/or postponements thereof (the “Annual General Meeting”). The Annual General Meeting will be held on January 16, 2024, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue, NW; Suite 300, Washington, DC 20001, and will be available to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2024 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 0286048#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2023 and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual General Meeting to be held in person or virtually on January 16, 2024, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual General Meeting.

What is being voted on?

You are being asked to vote on the following proposals:

1.      Proposal No. 1 — Director Proposal — To elect, as an ordinary resolution, two individuals to serve as a director until the 2027 annual meeting and until their respective successors has been duly elected and qualified or until their earlier resignation, removal or death; and

2.      Proposal No. 2 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of WithumSmith+Brown, PC, as our independent registered public accounting firm for the year ending December 31, 2023.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Annual General Meeting?

The Annual General Meeting will be held at 10:30 a.m., Eastern Time, on January 16, 2024, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue, NW, Suite 300, Washington, DC 20001, or virtually via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2024 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 0286048#

The Annual General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Annual General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Annual General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Where will I be able to find the voting results of the Annual General Meeting?

We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on January 16, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Annual General Meeting, or by attending the Annual General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding Ordinary Shares entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Annual General Meeting?

Holders of our Ordinary Shares as of the close of business on December 28, 2023, the record date, are entitled to vote at the Annual General Meeting. As of the record date, there were 18,764,431 Ordinary Shares issued and outstanding, consisting of 18,764,430 Class A Ordinary Shares including 5,749,999 non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and the holder of our Class B Ordinary Share will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

How do I vote?

If you are a holder of record of Ordinary Shares on December 28, 2023, the record date for the Annual General Meeting, you may vote in person or by virtual attendance at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus associated disbursements for the Annual General Meeting, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of

Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Annual General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

RCF Acquisition Corp.
3109 W. 50th Street, #207
Minneapolis, MN 55410
Telephone: (952) 456-5300

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the Annual General Meeting

The Annual General Meeting will be held in person or by proxy on January 16, 2024, at 10:30 a.m., Eastern Time, at the offices of Loeb & Loeb LLP located at 901 New York Avenue, NW; Suite 300, Washington, DC 20001, or virtually via live webcast at https://www.cstproxy.com/rcfacquisitioncorp/2024 to consider and vote upon the proposals to be put to the Annual General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP.

At the Annual General Meeting, you will be asked to consider and vote on proposals to:

•        Elect two directors; and

•        Ratify the appointment of auditors.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on December 28, 2023, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 10,727,671 Ordinary Shares issued and outstanding, including 10,727,670 Class A Ordinary Shares of which 5,549,999 Ordinary Shares do not have redemption rights and one Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding Ordinary Shares entitled to vote at the Annual General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Annual General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of each of the Proposals requires an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a simple majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Annual General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual General Meeting.

You can vote your shares at the Annual General Meeting in person or by proxy. You may attend the Annual General Meeting via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2024 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 0286048#

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., by calling Toll Free: 877-870-8565, Collect: 1-206-870-8565, or emailing: ksmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at RCF Acquisition Corp., 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Secretary, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on January 16, 2024) or attend the Annual General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Annual General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Annual General Meeting

The Annual General Meeting will be held in person or by proxy at 10:30 a.m., Eastern Time, on January 16, 2024, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue, NW, Suite 300, Washington, DC 20001, or virtually via live webcast online at https://www.cstproxy.com/rcfacquisitioncorp/2024 using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 0286048#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $8,500, plus associated disbursements for the Annual General Meeting, and will reimburse Advantage Proxy, Inc. for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

PROPOSAL NO. 1 — THE DIRECTOR PROPOSAL

Nominees for Director

Our board of directors has five members, three of whom are deemed “independent” under SEC and Nasdaq rules. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting R. Rudolph Reinfrank and Thomas J. Abood, will expire at the Annual General Meeting. The term of office of the second class of directors, consisting of Scott Honour and Karrie Willis, will expire at our second annual meeting of shareholders. The term of office of the third class of directors, consisting of Rick Gaenzle, will expire at our third annual meeting of shareholders.

At the Annual General Meeting, R. Rudolph Reinfrank and Thomas J. Abood are up for re-election, with such director to serve until the 2027 Annual Meeting of Shareholders and until his respective successor has been elected and has qualified, or until his earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

If for some unforeseen reason the nominee is not available as a candidate for director, the proxies may be voted for such other candidate as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each director and executive officers, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
R. Rudolph Reinfrank	68	Independent Director
Thomas J. Abood	59	Independent Director
Scott Honour	57	Chairman
Rick Gaenzle	58	Director and CEO
Karrie Willis	51	Independent Director
Tao Tan	38	President
John Stanfield	42	Chief Financial Officer

The following is a summary of the biographical information of our director-nominees:

R. Rudolph Reinfrank serves on our Board of Directors since November 2023. Mr. Reinfrank is the Managing General Partner of Riverford Partners, LLC, a strategic advisory and investment firm which acts as an investor, board member and strategic advisor to growth companies and companies in transition. Prior to founding Riverford, Mr. Reinfrank was a co-founder and a Managing General Partner of Clarity Partners L.P., an $800 million private equity firm focused on media and communications, and a co-founder of Clarity China, L.P., a $220 million private equity partnership with investments in Greater China. Prior to joining Clarity, he was a co-founder and a Managing General Partner of Rader Reinfrank & Co., a private equity fund. His prior experience includes roles as an executive, investor, and advisor across a wide range of industries for the Roy E. Disney and Marvin Davis families. Mr. Reinfrank is a member of the board of directors of MidCap Financial Investment Corp. (formerly Apollo Investment Corporation), a registered investment company and publicly-traded financial services company. Mr. Reinfrank is also a member of the board of directors of Perception Capital Corp. II, Mount Logan Capital, a publicly traded Canadian based asset manager. Mr. Reinfrank is a Senior Advisor to Grafine Partners and an Operating Partner of Nile Capital Group, both private asset management firms. Until 2021, Mr. Reinfrank was a Senior Advisor to BC Partners, a private equity and credit firm. Until November 2018, Mr. Reinfrank was a member of the board of directors of Kayne Anderson Acquisition Corp., and chairman of its audit committee and a member of its compensation committee. Mr. Reinfrank earned a B.A. from Stanford University and an M.B.A from the UCLA Graduate School of Management.

We believe Mr. Reinfrank’s substantial business experience including with other special purpose acquisition corporations makes him well qualified to serve on our board.

Thomas J. Abood serves on our Board of Directors since November 2023. From September 2019 to September 2022, Mr. Abood was CEO and a director of EVO, a national trucking firm serving the USPS and other freight customers. Currently, he sits on the board of directors of Nelson Worldwide Holdings, a national architecture, engineering and interior design firm, Perception Capital Corp. II, and SBH Funds, a mutual fund complex sponsored by Segall Bryant and Hamill. From 1994 to 2014, Mr. Abood was an owner and Executive Vice President, General Counsel and Secretary of Dougherty Financial Group LLC. From 1988 to 1994, Mr. Abood was an associate with the law firm of Skadden Arps. Mr. Abood is past Chair of the Archdiocesan Finance Council and Corporate Board of the Archdiocese of St. Paul and Minneapolis, past Chair of the board of directors and executive committee member of Citation Jet Pilots, Inc. owner pilot association, past Chair of the Board and director of MacPhail Center for Music, past Chair of the Board and governor of the University of St. Thomas School of Law, past Chair of the Board and director of the Minnesota Children’s Museum and past President and Governor of The Minikahda Club. Mr. Abood received his J.D. from Georgetown University Law Center, cum laude and his B.B.A. from the University of Notre Dame, magna cum laude.

We believe Mr. Abood’s substantial business experience makes him well qualified to serve on our board.

The following is a summary of the biographical information of our continuing directors:

Scott Honour serves as the Chairman of our Board of Directors. Mr. Honour has over 30 years of private equity investment experience and has been involved in over 100 transactions totaling over $20 billion in transaction value. Mr. Honour is the Managing Partner of NPG, a private equity firm, which he co-founded in 2012. He also serves as Chairman of EVO, the Chairman of Perception Capital Corp. III, and previously served as Chairman of Perception Capital Corp. II and Sustainable Opportunities Acquisition Corp., the first ESG focused SPAC. Prior to that, Mr. Honour was at The Gores Group, a Los Angeles-based private equity firm, for 10 years, serving as Senior Managing Director and as one of the firm’s top executives. Mr. Honour also served on the investment committee for The Gores Group. During his time at The Gores Group, the firm raised four funds, totaling $4 billion in aggregate, and made over 35 investments. Prior to joining The Gores Group, Mr. Honour was a Managing Director at UBS Investment Bank from 2000 to 2002 and was an investment banker at Donaldson, Lufkin & Jenrette from 1991 to 2000. Mr. Honour began his career at Trammell Crow Company in 1988. Mr. Honour has served on the board of directors of numerous public and private companies, including Anthem Sports & Entertainment Inc., 1st Choice Delivery, United Language Group, Renters Warehouse, Real Dolmen (REM: BB) and Westwood One, Inc. (formerly Nasdaq: WWON), and is a co-founder of Titan CNG LLC and YapStone Inc. Mr. Honour earned a B.S. and B.A., cum laude, in Business Administration and Economics from Pepperdine University and an M.B.A. in Finance and Marketing from the Wharton School of the University of Pennsylvania.

We believe Mr. Honour’s substantial business experience makes him well qualified to serve on our board.

Rick Gaenzle serves as our Chief Executive Officer and director. Mr. Gaenzle has over 30 years of private equity investment and corporate finance experience; he is a co-founder and currently serves as a Managing Director of Gilbert Global Equity Capital, L.L.C., the principal investment advisor to Gilbert Global Equity Partners, L.P. and related entities, a $1.2 billion leveraged buyout and private equity fund. Mr. Gaenzle has spent the last 28 years at Gilbert Global and its predecessor entity, completing over 110 direct equity investments, co-investments and add-on acquisitions for portfolio companies. He also serves as the Chief Executive Officer and a member of the board of directors of Perception Capital Corp. III, and previously served in that same role on Perception Capital Corp. II. Previously, Mr. Gaenzle was a Principal of Soros Capital L.P., the principal venture capital and leveraged equity entity of the Quantum Group of Funds and a principal advisor to Quantum Industrial Holdings Ltd. Prior to joining Soros Capital, Mr. Gaenzle held various positions at PaineWebber Inc. Mr. Gaenzle currently serves as an Operating Partner of NPG and Chairman of Lake Street Homes, a single-family rental investment vehicle. Mr. Gaenzle previously served on the boards of CPM Holdings, Inc., True Temper Corp, Optical Capital Group, Inc., Birch Telecommunications, Inc., E-via S.p.A., Tinka-ServiCos de Consultoria, S.A., the LaserSharp Corporation and Sustainable Opportunities Acquisition Corp. (“SOAC”), where he also served as Chairman of the Audit Committee. Mr. Gaenzle holds a B.A. from Hartwick College and an M.B.A. from Fordham University.

We believe Mr. Gaenzle’s substantial business experience makes him well qualified to serve on our board.

Karrie Willis serves on our Board of Directors. Ms. Willis is the CFO of SMITH, a full-service digital agency with expertise in commerce, technology, custom architecture and software development. Prior to joining SMITH in 2020, Ms. Willis was the CFO of United Language Group, where she worked for four years. Currently, she is an independent board member and chair of the audit committee of Perception Capital Corp. II, as well as MSA Engineering, a board member and treasurer of The Heroes Journey and executive chair of the Diversity & Inclusion Committee of SMITH, where she also attends all board meetings and presents content as a non-board member. During Ms. Willis’ tenure at United Language Group, she attended all board meetings and presented content as a non-board member. Ms. Willis has over 25 years of experience in financial and board leadership in private, private-equity and family fund sponsored structures. She earned a B.S. in Accounting from the University of Wisconsin LaCrosse and is licensed as a Certified Public Accountant in Minnesota.

We believe Ms. Willis’ substantial experience business experience makes her well qualified to serve on our board.

Executive Officers Who Are Not Directors

Tao Tan serves as our President. Mr. Tan has nearly 15 years of experience across finance, strategy and business transformation. He serves as Co-President of Perception Capital Corp. III, and previously served as Co-President of Perception Capital Corp. II. Prior to joining Perception, Mr. Tan was an officer and a senior advisor to multiple investing and operating entities. Until 2020, Mr. Tan was an Associate Partner at McKinsey & Company’s New York office. At McKinsey, Mr. Tan led teams across the firm’s transformation and private equity & principal investor practices, where he drove comprehensive performance transformation and turnaround programs for companies with revenues ranging from $200 million to $25 billion across multiple industries and continents. Most recently, Mr. Tan helped found, launch and lead McKinsey’s SPAC service line, and served in a leadership role in McKinsey’s COVID-19 client response team. Prior to McKinsey, Mr. Tan was a Senior Associate at Rose Tech Ventures, where he led the firm’s first-round investment in JUMP Bikes, which was subsequently sold to Uber in 2018. Prior to Rose Tech Ventures, Mr. Tan served in investment banking and capital markets roles at Bank of America Merrill Lynch and Lehman Brothers. Mr. Tan is a member of the Council on Foreign Relations and of the Economic Club of New York. Mr. Tan received his B.A. and his M.B.A, both with honors, from Columbia University in the City of New York, where he was an Erwin Wolfson Scholar and a Toigo Foundation Fellow.

John Stanfield serves as our Chief Financial Officer. Mr. Stanfield, age 42, has significant experience with U.S. GAAP, finance, operations, and taxation demonstrated over several years and several billion dollars of enterprise value in the private equity and alternative asset industry. He has been a Certified Public Accountant since 2006, and has served as senior principal with Stanfield & Associates, a public accounting firm specializing in the private equity industry and international taxation, since 2011. Mr. Stanfield has also served as Chief Executive Officer at Aequum Capital, LLC, a tech-enabled commercial lender, since August 2023 and Chief Financial Officer at Welsbach Technology Metals Acquisition Corp. (Nasdaq: WTMAU) since December 2021. He held the role of Co-President at Aequum from September 2021 to August 2023. Previously, he served as Chief Executive Officer of Lorem LLC, a provider of accounting services for special purpose acquisition companies, from May 2021 to September 2022, and as Chief Financial Officer at LQD Business Finance, a national fintech startup, from 2018 to September 2020. Mr. Stanfield holds a B.A. and an M.S.T. from the University of Illinois Urbana-Champaign and an M.S.A from DePaul University.

Involvement in Certain Legal Proceedings

To the knowledge of our management, there was no material proceeding to which any director or executive officer, or any associate thereof, is a party adverse to us or has a material interest adverse to us.

Director Independence

NYSE listing standards require that a majority of our board of directors be independent. Our Board of Directors has determined that R. Rudolph Reinfrank, Thomas Abood and Karrie Willis will be “independent directors” as defined in the NYSE listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Audit Committee

We have established an audit committee of our Board of Directors. R. Rudolph Reinfrank, Thomas Abood, and Karrie Willis serve as members of our audit committee and Mr. Reinfrank will serve as the chair of the audit committee. Each member of the audit committee is independent under the NYSE listing standards and applicable SEC rules. Additionally, each member of the audit committee is financially literate and R. Rudolph Reinfrank qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Nominating and Corporate Governance Committee

We have adopted a nominating and corporate governance committee of the Board of Directors. R. Rudolph Reinfrank, Thomas Abood and Karrie Willis serve as members of our nominating and corporate governance committee and Mr. Reinfrank will serve as the chair of the nominating and corporate governance committee. We expect that our board of directors will determine that each member of the nominating committee is independent.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for election at the annual meeting of shareholders or to fill vacancies on the board of directors;

•        developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

Guidelines for Selecting Director Nominees

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Compensation Committee

We have established a compensation committee of the Board of Directors. Thomas Abood, R. Rudolph Reinfrank and Karrie Willis will serve as members of our compensation committee and Mr. Abood will serve as the chair of the compensation committee. Under the NYSE listing standards, we are required to have a compensation committee composed entirely of independent directors. We expect that our Board of Directors will determine that each member of the compensation committee is independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NYSE and the SEC.

Compensation Committee Interlocks and Insider Participation

To the Company’s knowledge, none of the new officers currently serves, and in the past year has not served, as a member of the Board of Directors or compensation committee of any entity that has one or more officers serving on our Board of Directors.

Code of Ethics and Committee Charters

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Business Conduct and Ethics as an exhibit to our registration statement in connection with the Public Offering. You are able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics and the charters of the committees of our board of directors will be provided without charge upon request from us. If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or NYSE rules, we will disclose the nature of such amendment or waiver on our website.

Delinquent Beneficial Ownership Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the year ended December 31, 2022, there were no delinquent filers.

Related Party Transactions

None of the Directors have had or will have a direct or indirect material interest in any transaction required to be disclosed by the Company under Item 404(a) of Regulation S-K.

Policy for Approval of Related Party Transactions

The audit committee of our Board of Directors has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the Company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

Vote Required for Approval

The approval of the Director Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Annual General Meeting. Failure to vote by proxy or to vote oneself at the Annual General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Director Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Director Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the election of R. Rudolph Reinfrank and Thomas Abood to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death, be confirmed, adopted, approved and ratified in all respects.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE DIRECTOR PROPOSAL.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our executive officers and directors receive any compensation for their services to us, except for the compensation of $16,667 that Sunny Shah, a former executive officer, earned in fiscal 2022 pursuant to the Employment Agreement that he entered into with the us on September 1, 2022, as further described below.

The Employment Agreement has a term commencing September 1, 2022 and terminates automatically on the later of (i) May 15, 2023, (ii) August 15, 2023 if the Company has executed a letter of intent or agreement in principle in connection with a business combination, and (iii) the closing date of a business combination. Under the Employment Agreement, Mr. Shah is entitled to earn an annual salary of $50,000 and will be reimbursed for all reasonable expenses necessary for him to carry out his duties. Mr. Shah or the Company may terminate the employment with three months’ written notice; however, no notice is required in the case of an automatic termination as described above, or for the Company to terminate the employment for cause, such as due to gross misconduct or material breach of obligations, as set forth under the Employment Agreement. The Employment Agreement also provides for post termination obligations for Mr. Shah, including customary non-compete covenants for up to six months following any termination.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified by reference to the full text of the Employment Agreement, filed as Exhibit 10.8 to the Annual Report on Form 10-K.

Other than above, none of our officers or directors have received any compensation for services rendered to us. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination.

Other than the aforementioned payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

PROPOSAL NO. 2 — THE AUDITOR PROPOSAL

On November 14, 2023, Grant Thornton LLP (“GT”) notified the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company that GT declined to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

GT’s reports on the financial statements of the Company for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, other than an explanatory paragraph regarding substantial doubt regarding the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2022 and through the subsequent interim period up to and including the December 13, 2023, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended between the Company and GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of GT, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

There were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2022 and 2021, and through the subsequent interim period preceding December 13, 2023.

On December 13, 2023, the Audit Committee has engaged WithumSmith+Brown, PC (“Withum”) as its new independent registered public accounting firm. The Company has authorized GT to respond fully to the inquiries of the successor independent registered accounting firm. As part of the new engagement, Withum will audit the financial statements of the Company for the year ended December 31, 2022, so as to avoid any delays in obtaining consents from GT in future filings, as well as December 31, 2023. Accordingly, GT’s consent will not be obtained for any future Company filings.

During the two fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through December 13, 2023, the company has not consulted with Withum regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

A representative of Withum is not expected to present at the Annual General Meeting.

Vote Required for Approval

The approval of the Auditor Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Annual General Meeting.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Auditor Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the appointment of WithumSmith+Brown, PC, as the independent registered public accounting firm for the year ending December 31, 2023 be confirmed, adopted, approved and ratified in all respects.”

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Auditor Proposal.

AUDIT MATTERS

Principal Accountant Fees and Services

The following is a summary of fees paid or to be paid to Grant Thornton LLP for services rendered.

Audit Fees.    Audit fees consist of fees for professional services provided in connection with the audit of our financial statements, review of quarterly financial statements, and other regulatory filings. The aggregate fees we paid to Grant Thornton for professional services delivered by them for the year ended December 31, 2022 was $79,800.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Grant Thornton LLP for audit-related fees for the year ended December 31, 2022.

Tax Fees.    Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We paid Grant Thornton LLP $6,420 for tax planning and tax advice for the year ended December 31, 2022.

All Other Fees.    We did not pay Grant Thornton LLP for other services for the year ended December 31, 2022.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at any annual general meeting or Annual General Meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in our governing documents.

If we do not complete our initial business combination and we hold an annual meeting next year, any proposals to be included in our proxy materials for such meeting must be received by us no later than August 31, 2024 and must otherwise comply with the rules of the Securities Exchange Act of 1934, as amended and our governing documents.

Other Business

The Board does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 3109 W. 50th Street, #207, Minneapolis, MN 55410. Our telephone number is (952) 456-5300.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 10,727,671 Ordinary Shares outstanding as of the Record Date, including 5,749,999 non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of the Record Date.

	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Directors and Officers(1)
Scott Honour	—	—
Rick Gaenzle	—	—
R. Rudolph Reinfrank	—	—
Thomas J. Abood	—	—
Karrie Willis	—	—
Tao Tan	—	—
John Stanfield	—	—
All officers and directors as a group (7 individuals)	—	—%
Holders of more than 5% of our outstanding ordinary shares
RCF VII Sponsor LLC(2)(3)	3,673,750	34.24%
Perception Capital Partners IV LLC(2)	1,673,750	15.60%
Saba Capital Management, L.P.(4)	1,623,814	15.14%
Adage Capital Partners, L.P.(5)	1,800,000	16.78%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(6)	1,500,000	13.98%
Millennium Management LLC(7)	1,464,970	13.66%

____________

(1)      Unless otherwise noted, the business address of each of our shareholders listed is 3109 W. 50th Street, #207, Minneapolis, MN 55410.

(2)      Interests shown consist solely of Founder Shares.

(3)      RCF VII Sponsor LLC, our Sponsor, is the record holder of such shares. Resource Capital Fund VII L.P. (“RCF VII LP”) is the sole managing member of our Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C. The address of this shareholder is 1400 Wewatta Street, Suite 850 Denver, Colorado 80202.

(4)      According to a Schedule 13G filed on February 14, 2023, interests shown are held by Saba Capital Management, L.P. (“Saba L.P.”), Saba Capital Management GP, LLC (“Saba GP”) and Boaz R. Weinstein (“Mr. Weinstein”). Mr. Weinstein is the founder and chief investment officer of Saba Capital Management, L.P. Saba L.P., Saba GP and Mr. Weinstein entered into a joint filing statement, dated November 19, 2021. The address of this shareholder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)      According to a Schedule 13G filed on November 25, 2021, interests shown are held by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Mr. Robert Atchinson (“Mr. Atchinson”) and Mr. Philip Gross (“Mr. Gross”). ACP is a Delaware limited partnership; ACPGP is a limited liability company organized under the laws of the State of Delaware and general partner of ACP with respect to the Class A ordinary shares directly owned by ACP; ACA is a limited liability company organized under the laws of the State of Delaware, and managing member of ACPGP, general partner of ACP, with respect to the Class A ordinary shares directly owned by ACP; and Mr. Atchinson and Mr. Gross are United States citizens who serve as managing members of ACA, managing members of ACPGP, and general partners of ACP with respect to the Class A ordinary shares directly owned by ACP. The address of this shareholder is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)      According to a Schedule 13G filed on February 8, 2022, interests shown are held by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust. The address of this shareholder is 2020 Calamos Court, Naperville, IL 60563.

(7)      According to a Schedule 13G/A filed on January 20, 2023, interests shown are held by (i) Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), Millennium Group Management LLC, a Delaware limited liability company (“n Group Management”), Millennium International Management LP, a Delaware limited partnership (“Millennium International Management”) and Israel A. Englander, a United States citizen. Millennium Group Management is the managing member of Millennium Management. The managing member of Millennium Group Management is a trust of which Mr. Englander, currently serves as the sole voting trustee. The address of this shareholder is 399 Park Avenue, New York, New York 10022.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 5510 W. 50th Street, #207, Minneapolis, Minnesota 55410, or (952) 456-5300, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact the Company at the following address and telephone number:

RCF Acquisition Corp.
3109 W. 50th Street, #207
Minneapolis, MN 55410
Telephone: (952) 456-5300

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

If you are a shareholder of the Company and would like to request documents, please do so by January 9, 2024 (one week prior to the Annual General Meeting), in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

December 30, 2023

RCF Acquisition Corp.
3109 W. 50th Street, #207
Minneapolis, MN 55410

P R O X Y C A R D

The undersigned hereby appoints Rick Gaenzle and Tao Tan, or the Chairperson of the general meeting as proxy of the undersigned to attend the Annual General Meeting (the “Annual General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on January 16, 2024, at 10:30:a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue, NW; Suite 300, Washington, DC 20001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual General Meeting dated December 30, 2023 (the “Notice”), a copy of which has been received by the undersigned as set forth below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2				Please mark vote as indicated in this example	☒

Proposal No. 1 — The Director Proposal — as an ordinary resolution, the election of the following individuals to serve as directors for a three-year term or until their successors are elected and qualified.

	FOR ☐	WITHHOLD ☐
Proposal No. 2 — The Auditor Proposal — to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ended December 31, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐

				Dated:	, 2024

Signature

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.